BB&T Capital Markets

Commercial & Industrial
Conference

March 24, 2010
Exhibit 99.1

Olin Representatives
Joseph D. Rupp
 Chairman, President & Chief Executive Officer
John E. Fischer
 Vice President & Chief Financial Officer
John L. McIntosh
 Vice President & President, Chlor Alkali Products Division
Larry P. Kromidas
 Assistant Treasurer & Director, Investor Relations
 lpkromidas@olin.com
 (618) 258 - 3206

Company Overview
All financial data are for the years ending 2008 and 2009, and are presented in millions of U.S. dollars except for earnings per share.
Additional information is available on Olin’s website www.olin.com in the Investors section.
Winchester
Chlor Alkali
Third Largest North American
Producer of Chlorine and Caustic Soda
 FY 2008 FY 2009
Revenue: $1,275 $964
Income:  $ 328 $125
A Leading North American Producer
of Small Caliber Ammunition
 FY 2008 FY 2009
Revenue: $489 $568
Income:  $ 33 $ 69
Revenue:    $1,765  $ 1,532
EBITDA:   $ 335 $ 292
Pretax Operating Inc.:  $ 258  $ 210
EPS (Diluted):   $ 2.07 $ 1.73
  FY 2008 FY 2009
Olin

Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
 • Being the low cost, high quality producer, and the
 #1 or #2 supplier in the markets we serve
 • Providing excellent customer service and
 advanced technological solutions
 • Generating returns above the cost of capital over
 the economic cycle

Olin Corporate Strategy
1. Build on current leadership positions in the
 Chlor-Alkali and Ammunition businesses
 • Improve operating efficiency and profitability
 • Integrate downstream selectively
2. Allocate resources to the businesses that can create the
 most value
3. Manage financial resources to satisfy legacy liabilities
Total Return to Shareholders in Top Third of S&P 1000
Return on Capital Employed Over Cost of Capital Through the Cycle
Olin Corporation Goal: Superior Shareholder Returns

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional
 growth opportunities
• Pioneer synergies exceeded expectations
• Winchester’s leading industry position

Chlor Alkali Segment
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and 0.3 tons of hydrogen.
N. American
Position
% 2009
Sales
#3
#2
#1
Industrial
#1
Merchant
#1
Burner
Grade
8%
10%
4%
53%
24%
1%
Chlor Alkali Manufacturing Process
SALT + ELECTROLYSIS = OUTPUTS
Caustic Soda
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine
Salt
(
NaCl
)
or
Potcarb
(
KCl
)
KOH
HCl
(Hydrochloric Acid)
Hydrogen Gas
Caustic Soda
or KOH
Chlorine
Hydrogen

• Be the preferred supplier to chlor alkali customers in
 addition to being the low cost producer
• Goal is to increase the value of the Chlor Alkali
 Division to Olin through:
 – Optimizing capacity utilization
 – Higher margin downstream products
 – Cost reduction and financial discipline
Olin’s Chlor Alkali Strategy

North America Chlorine Capacity (000 short tons)
4,000
3,000
2,000
1,000

3,891
3,212
1,955
1,852
810
470
375
352
341
275
172
609
Dow
Oxy
Olin
PPG
Formosa
Ga Gulf
Mexichem
Shintech
Bayer
Westlake
Canexus
Various
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm

Source: CMAI/Olin - 2009 year-end figures
Oxy includes OxyVinyls and does not reflect the announced reduction of approximately 280,000 tons of capacity at their Taft, LA facility.
Olin includes 50% of Sunbelt joint venture.
Olin is #3 Chlor-alkali Producer

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Source: Olin.
(1) The Becancour Plant has 275,000 short tons diaphragm and 65,000 short tons membrane capacity.
(2) The St. Gabriel plant includes the announced 49,000 short tons capacity expansion and conversion to membrane cell technology.
Location	Chlorine Capacity (-000’s Short Tons)
McIntosh, AL	415
Becancour, Quebec (1)	340
Niagara Falls, NY	286
Charleston, TN	248
St. Gabriel, LA (2)	246
McIntosh, AL (50% Sunbelt)	160
Henderson, NV	152
Augusta, GA	108
Total	1,955
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, nuclear, natural gas

CHLORINATED INTERMEDIATES 8%
PULP & PAPER, 1%
ORGANICS, 23%
VINYLS, 38%
INORGANIC, 6%
DISTRIBUTION & OTHER, 16%
WATER, 8%

PULP & PAPER, 2%
ORGANICS, 15%
VINYLS, 23%
INORGANIC, 10%
TIO2, 19%
DISTRIBUTION & OTHER, 14%
WATER, 16%

Caustic Soda

ALUMINA, 4%
DETERGENTS & TEXTILES, 13%
PULP & PAPER, 26%
WATER, 4%
ORGANIC, 22%
INORGANICS, 24%
DISTRIBUTION & OTHER, 7%

DETERGENTS & TEXTILES, 1%
ALUMINA, 0%
WATER, 13%
PULP & PAPER, 36%
ORGANIC, 15%
DISTRIBUTION & OTHER, 18%
INORGANICS 17%

Source: CMAI and Olin.

Diverse Customer Base
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.
Chlorine
North American Industry
Olin

North American ECU Prices

Contract, US$/ShortTon

$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
12-06
3-07
6-07
9-07
12-07
3-08
6-08
9-08
12-08
3-09
6-09
9-09
12-09

$1,000
$800
$600
$400
$200
$-
12-06
3-07
6-07
9-07
12-07
3-08
6-08
9-08
12-08
3-09
6-09
9-09
12-09

$500
$400
$300
$200
$100
$-
12-06
3-07
6-07
9-07
12-07
3-08
6-08
9-08
12-08
3-09
6-09
9-09
12-09

Source: CMAI.

Product Pricing Has Been Dynamic
North American Caustic Soda
Avg. Acquisition, US$/Short Ton
North American Chlorine
Contract, US$/Short Ton

18
16
14
12
10
8
6
4
2

North America Chlorine Capacity in (mm MT)

 Capacity Rationalization
Favorable Industry Dynamics
Target
Acquisition
Date
Position
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• Then the #7 ranked producer in
 North America
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• Then the #7 ranked producer in
 North America
• 5.5% of North American capacity
• 352,000 Short Ton ECU capacity
 plant expansion on hold
• Plant located at Geismar, LA
Source: CMAI.
Pioneer
Vulcan
Westlake Chemical
 Industry Consolidation
 Delayed Capacity Expansion
2.0 mm MT
or 13% of
2000 capacity
reduction
mmMT
13.6
15.6
2009
2000

ECU Netback* Environment
• December caustic price increase of $75/ton is being implemented
 • Implementation will take place through April
 • An additional increase of $80 has been announced in February
• ECU Netbacks have risen from Q3 2009 trough levels
• Significant capacity reductions have occurred (Dow’s Oyster Creek,
 TX closure of 396,000 tons) and may continue as older plants will soon require significant investment of capital
• Caustic imports from China have dropped dramatically since first half of the year with North American supply/demand roughly in balance
• Premium grade caustic demand exceeds supply
• We expect demand volume to increase slightly during Q1 2010
 * ECU Netback = ECU price - freight +/- customer premiums/discounts

Why Industrial Bleach?
• Olin is the leading North American bleach producer with a
 capacity of 250 million gallons (160,000 ECUs) in a 1 billion gallon industry, with low-cost expansion opportunities
• Utilizes both chlorine and caustic soda in an ECU ratio
• Commands a $100 to $200/ton premium over ECU prices
• Demand is not materially impacted by economic cycles
• Regional nature of bleach business benefits Olin’s
 geographic diversity, further enhanced by Olin’s proprietary railcar technology to reach more distant customers
• 2009 bleach volumes increase almost 18% over 2008 levels

Mercury Legislation
• On October 21, 2009, the U.S. House of Representatives
 Committee on Energy and Commerce passed a bill that
 would require chlor-alkali producers using mercury cell
 technology to decide by 6/30/12 whether they would shut
 down or convert those plants. The plants would need to be
 shut down by 6/30/13 or converted by 6/30/15.
• During the third quarter of 2009, a companion bill was
 introduced in the U.S. Senate
• No votes have been taken on the House floor and the Senate has not acted; outcome of legislation is uncertain
• Olin currently operates 2 mercury cell plants representing
 356,000 ECUs or 18% of our total capacity *
 * Olin’s total capacity includes 50% of SunBelt

Winchester Segment
Winchester Strategy
• Leverage existing strengths
 – Seek new opportunities
 to leverage the
 legendary Winchester®
 brand name
 – Investments that
 maintain Winchester as
 the retail brand of
 choice, and lower costs
• Focus on product line
 growth
 – Continue to develop
 new product offerings
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓
Handgun	✓	✓	✓	✓	✓
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

Winchester’s Leading
Industry Position
• One of the three leading ammunition manufacturers
 in the United States *
• Strong brand awareness
 – Top 15 of all sporting goods brands
• Legendary brand image
 – Positively associated with American heritage,
 John Wayne, Teddy Roosevelt and
 cowboy/western connotations
• Category leadership and expertise demonstrated by
 selection to manage ammunition category for key,
 national retailers
• Leading consumer goods marketer with an increased
 presence on television and the Internet
• Innovator of market-driven new products
* Source: National Shooting Sports Foundation.

Favorable Industry Dynamics
Commercial
• Economic environment leading to personal security concerns
• Fears of increased gun/ammunition control due to change in administration
• New gun and ammunition products
• Strong hunting activity in weak economy, driven by cost/benefit of hunting for food and increased discretionary time
Law
Enforcement
• Significant new federal agency contracts and solid federal law enforcement funding
• Higher numbers of law enforcement officers and increase in federal agency hiring
• Increased firearms training requirements among state and local law enforcement agencies
Military
• Sustained high demand for small caliber ammunition due to wars in Iraq and
 Afghanistan
• Commitment to maintaining the “Second-Source Program” to mitigate the risk of a sole-source small caliber ammunition contract

Winchester
• Record 2009 segment earnings are more than double
 previous record 2008 earnings
• Further manufacturing cost reductions with additional
 relocation of operations to low-cost Oxford, MS plant
• Long-term contracts with military and law enforcement
 agencies now account for 25% to 30% of total revenue
• Commercial backlog at year end is 3 times higher than
 December 31, 2008 levels
• Military and Law Enforcement backlog is $124 million

Financial Highlights
• Strong Balance Sheet
 – Ample liquidity with lines of credit totaling $350 million support seasonal working capital growth of $100 million
 – Q4 2009 cash balance approximately $460 million
 – 2009 environmental recoveries of $81 million
 – Pension plan remains fully funded
• Profit Outlook
 – ECU pricing is recovering
 – Higher margin Bleach business is growing
 – Pioneer synergies add $50 million annually
 – Winchester continues to deliver strong performance
 – Significant reduction in legacy costs

$2,000
$1,500
$1,000
$500
$0
$374
$666
$432
$845
$489
$1,275
$568
$964
2006
2007
2008
2009
Chlor Alkali
Winchester

$500
$400
$300
$200
$100
$0
-$100
-$200
$24
$284
$36
$274
$43
$388
$78
$185
2006
2007
2008
2009
Chlor Alkali
Winchester
Corporate

Historical Financial Performance
Revenues
($ millions)
EBITDA
($ millions)
$1,040
$1,277
$1,765
$1,532
$201
$207
$335
$292
Note: EBITDA is Income from Continuing Operations Before Taxes, excluding Interest Expense, Interest Income, and Depreciation and Amortization expense.
-$107
-$103
-$96
$29

Potential Uses of Cash
• Olin’s financial policies have prioritized conservatism,
 caution and prudence
• We have witnessed significant turbulence in the broader
 credit and capital markets and significant weakening of our
 Chlor Alkali business related to overall economic weakness
• Cash levels to support:
 • Annual working capital swings of up to $100 million
 • $75 million notes due 2011
 • $11.4 million notes due 2013
 • Restructuring/downsizing of Chlor Alkali system necessitated by low levels of industry operating rates
 • Potential small, bolt-on acquisitions
 • Excess liquidity

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional
 growth opportunities
• Pioneer synergies exceeded expectations
• Winchester’s leading industry position

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-K
 for the year ended December 31, 2009. This report
 is filed with the U.S. Securities and Exchange
 Commission.

Appendix
1892 founded in East Alton, IL providing
blasting powder to Midwestern coal mines
1898 formed Western Cartridge Company
to manufacture small arms ammunition
1931 acquires Winchester Repeating Arms
1940s & 1950s acquires cellophane, paper,
lumber & powder-actuated tools businesses
1892 founded in Saltville, VA to produce
soda ash.
1896 builds first chlor-alkali plant in US
1909 introduces first commercial
production of liquefied chlorine
1940s & 1950s builds plants in Lake
Charles, LA & McIntosh, AL, buys Squibb
1954 Merger creates the Olin Mathieson Chemical Corporation
1950s & 1960 entered into phosphates, aluminum, urethanes, TDI, skis, camping equipment, homebuilding and expanded paper and forestry businesses
1970s to 2000 consolidation back to core businesses, spin-offs included forest products (Olinkraft), military ordnance (Primex) and specialty chemicals (Arch)
and sold aluminum, TDI, urethanes and Squibb businesses
2007 acquired Pioneer and sold the Metals business, resulting in a company similar in businesses to that which existed in the late 1890s
 Olin Industries   Mathieson Chemical Corp.

Capacity Rationalization: 2000-2012
Source: Olin Data
Technology Key: DIA=Diaphragm, HG=Mercury, MB=Membrane, STB=Salt-to-Bleach.
Chlor Alkali Capacity Reductions
Chlor Alkali Capacity Expansions
Company
Location
Tech
ECU
 COMPLETED                               3,827,000
Dow
Ft. Saskatchewan
DIA
526,000
Dow
Plaquemine, LA
DIA
375,000
Formosa Plastics
Baton Rouge, LA
DIA
201,000
La Roche
Gramercy, LA
DIA
198,000
Oxy Vinyls LP
Deer Park, TX
DIA/HG
395,000
Georgia Pacific
(3 locations)
DIA/HG
24,000
Pioneer
Tacoma, WA
DIA/MB
214,000
Atofina
Portland, OR
DIA/MB
187,000
St. Anne Chem
Nackawic, NB
MB
10,000
PPG
Lake Charles, LA
HG
280,000
Oxy (KOH)
Taft, LA
HG
210,000
Oxy
Delaware City, DE
HG
145,000
Olin (KOH)
Charleston, TN
HG
110,000
Holtra Chem
Orrington, ME
HG
80,000
Holtra Chem
Acme, NC
HG
66,000
Mexichem
Santa Clara, Mex
HG
40,000
Cedar Chem
Vicksburg, MS
HG
40,000
Olin
Dalhousie, NB
HG
36,000
Dow
Oyster Creek, TX
DIA
396,000
ERCO
Port Edwards, WI
HG
97,000
Olin
St. Gabriel, LA
HG
197,000
 ANNOUNCED                               2,424,000
Dow1
Freeport, TX
DIA
2,279,000
Canexus
North Vancouver,BC
DIA
145,000
Reductions
6,251,000
 Completed Announced Total
Reductions (3,827,000) (2,424,000) (6,251,000)
Expansions 2,096,000 3,049,000 5,145,000
Net Reduction (1,731,000) 625,000 (1,106,000)
Company
Location
Tech
ECU
 COMPLETED                         2,096,000
Dow
Freeport, TX
MB
500,000
PPG
Lake Charles, LA
MB
280,000
Oxy
Geismer, LA
MB
210,000
Equachlor
Longview, WA
MB
88,000
Westlake
Calvert City, KY
MB
80,000
SunBelt
McIntosh, AL
MB
70,000
Mexichem
Santa Clara, Mex
MB
45,000
Oxy
Various Sites
MB
22,000
AV Nackawic
Nackawic, NB
MB
10,000
Kuehne
Delaware City, DE
STB
40,000
Trinity
Hamlet, NC
STB
40,000
Odyssey
Tampa, FL
STB
30,000
Shintech
Plaquemine, LA
MB
330,000
ERCO
Port Edwards, WI
MB
105,000
Olin
St. Gabriel
MB
246,000
 ANNOUNCED                         3,049,000
Shintech
Plaquemine, LA
MB
252,000
Westlake2
Geismar, LA
MB
352,000
Allied Universal
Fort Pierce, FL
STB
40,000
Dow1
Freeport, TX
MB
2,225,000
Canexus
North Vancouver, BC
MB
180,000
Expansions
5,145,000
Annual caustic demand growth: 0.8% or 110,000 Tons/Year
1 Dow’s announced Freeport, TX membrane conversion is on hold and under review; their supply agreement renewal with Shintech remains pending.
2 Westlake’s announced 352,000 ton green-field project has been postponed and is being reconsidered.